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                                                                      Exhibit 16

                          [REZNICK, FEDDER & SILVERMAN]


January 4, 1999


Securities and Exchange Commission
Washington, DC  20549



Ladies and Gentlemen:

We have read item 4 included in the attached Form 8-K dated January 4, 1999 of Southeastern Income Properties Limited Partnership to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


REZNICK, FEDDER & SILVERMAN